Share capital	9 Months Ended
Sep. 30, 2025
Share capital [Abstract]
Share capital
11.	Share capital

On February 6, 2025, the Company completed a public offering on the Nasdaq in which it issued and sold an aggregate of 10,000,000 ordinary shares at $15.00 per share. The net proceeds of the public offering were $139.8 million, after deducting underwriting discounts and directly attributable transaction costs of $10.2 million.

Number of outstanding shares
At December 31, 2024	52,028,145
Share issue from public offering	10,000,000
Share option exercise	1,250
At September 30, 2025	62,029,395